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Exhibit 10.8.3

THIRD AMENDMENT TO
BALLANTYNE OF OMAHA, INC.
1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN

        The Ballantyne of Omaha, Inc. 1995 Outside Directors' Stock Option Plan, as amended, is further amended to read as follows:

  1.
  Paragraph 2(f) is amended by adding thereto the following sentence: "A Chairman of the Board who is not also an employee of the company shall not be considered an Officer."

  2.
  All other terms, conditions and provisions of said Plan, and the first and second amendments thereto, shall remain the same.

        Dated as of the 12th day of December, 2001.

BALLANTYNE OF OMAHA, INC.
By:	/s/ JOHN WILMERS John Wilmers, President
Attest:	/s/ BRAD FRENCH Brad French, Secretary

        I hereby certify that the above Amendment to the Ballantyne of Omaha, Inc. 1995 Outside Directors' Stock Option Plan was approved by the Board of Directors of the corporation at a meeting of the Board held on the 12th day of December, 2001.

        DATED at Omaha, Nebraska, this 12th day of December, 2001.

/s/ BRAD FRENCH Brad French, Secretary

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  Exhibit 10.8.3
THIRD AMENDMENT TO BALLANTYNE OF OMAHA, INC. 1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN